Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.3747%



        Excess Protection Level
          3 Month Average 6.55%
          May, 1999 7.66%
          April, 1999  5.22%
          March, 1999 6.78%


        Cash Yield19.45%


        Investor Charge Offs 4.88%


        Base Rate 6.91%


        Over 30 Day Delinquency 4.89%


        Seller's Interest 6.97%


        Total Payment Rate14.69%


        Total Principal Balance$41,914,776,221.36


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$2,922,256,702.87